UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Uber Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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UBER TECHNOLOGIES, INC. 1725 3RD STREET SAN FRANCISCO, CA 94158 Your Vote Counts! UBER TECHNOLOGIES, INC. 2024 Annual Meeting Vote by May 05, 2024 11 :59 PM ET You invested in UBER TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 06, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 06, 2024 8:00 AM PDT www.virtualshareholdermeeting.com/UBER2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1 a. Ronald Sugar 1 b. Revathi Advaithi 1 C. Turqi Alnowaiser 1 d. Ursula Burns 1 e. Robert Eckert 1 f. Amanda Ginsberg 1 g. Dara Khosrowshahi 1 h. Wan Ling Martello 1 i. John Thain 1 j. David Trujillo 1 k. Alexander Wynaendts 2. Advisory vote to approve 2023 named executive officer compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024. 4. Management proposal to amend the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers. 5. Stockholder proposal to prepare an independent third-party audit on Driver health and safety. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.